UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 15, 2023, GameStop Corp. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the stockholders voted on (1) the election of directors; (2) an advisory, non-binding resolution regarding the compensation of the Company’s named executive officers; (3) an advisory, non-binding resolution regarding the frequency of advisory votes on executive compensation; and (4) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2024.
Proposal 1: Election of Directors
The Company's stockholders elected the following individuals as directors for a term of one year and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal, by the vote indicated below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alain (Alan) Attal	117,091,447	11,897,519	507,230	60,764,147
Lawrence (Larry) Cheng	125,985,111	3,130,558	380,527	60,764,147
Ryan Cohen	126,952,124	2,289,230	254,842	60,764,147
James (Jim) Grube	127,832,379	1,098,947	564,870	60,764,147
Yang Xu	125,734,133	3,154,276	607,787	60,764,147
Proposal 2: Advisory Non-binding Vote on Executive Compensation
The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the named executive officers of the Company, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
124,715,744	4,107,556	672,896	60,764,147

Proposal 3: Approval of Frequency of Advisory Votes on Executive Compensation
The Company’s stockholders approved, on an advisory, non-binding basis, to continue to hold the advisory vote on executive compensation every year, by the vote indicated below:

1 Year	2 Year	3 Year	Abstentions	Broker Non-Votes
125,193,904	1,017,589	1,689,270	1,595,433	60,764,147

In light of the voting results, the Company’s Board of Directors has determined that an advisory vote to approve the compensation of the Company’s named executive officers will be conducted every year, until the Company holds the next required stockholder advisory vote on the frequency of conducting the advisory vote on executive compensation.
Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders approved the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 3, 2024, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
188,332,015	646,440	1,281,888	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: June 21, 2023	By:	/s/ Diana Saadeh-Jajeh
Diana Saadeh-Jajeh Chief Financial Officer